UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) December 18, 2002




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware                1-9566                    95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,  90401-1490
      (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (310)319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of November 30, 2002 (Unconsolidated)

           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of November 30, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of November 30, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of November 30, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 FIRSTFED FINANCIAL CORP.



Dated: December 18, 2002         By:/s/ Douglas J. Goddard
                                        Douglas J. Goddard
                                        Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of November 30, 2002     4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of November 30, 2002                        5

                    First Federal Bank of California, fsb
                         MONTHLY REPORT OF OPERATIONS
                     Unconsolidated Financial Highlights
                                  Unaudited
                            (Dollars in thousands)

                        As of,     As of,     As of,     As of,      As of,
                       for the    for the    for the    for the     for the
                        month      month      month    11 months   11 months
                        ended      ended      ended      ended       ended
                       Nov.30,    Oct. 31,    Nov. 30,  Nov. 30,    Nov. 30,
                        2002        2002       2001       2002        2001

AVERAGE INVESTMENTS   $  146,148 $  147,216 $  223,486 $   174,284  $   195,439

LOANS:
Total mortgage-
  backed securities      206,424    211,620    291,598     206,424      291,598
Total loans            3,721,446  3,766,077  4,022,920   3,721,446    4,022,920

Loans originated/
 purchased:
  Single family loans     83,064     60,566     37,707     588,397      859,942
  Multi-family loans      19,501     25,211     24,147     392,088      351,826
  Commercial real
    estate loans          10,498      9,653      8,956      72,765      123,665
  Other                    4,097      1,149        466      31,549       34,411
                        --------   --------   --------   ---------   ----------
                      $  117,160 $   96,579 $   71,276 $ 1,084,799  $ 1,369,844
                        ========   ========   ========   =========   ==========

Loans sold            $   29,331 $   21,889 $      777 $   104,739  $    52,931

Average rate on
 loans originated/
 purchased                  5.36%      5.41%      6.48%       5.89%        7.12%
Percentage of
 portfolio in
 adjustable rate
 loans                     70.97%     70.77%     72.60%      70.97%       72.60%
Non-performing assets
 to total assets            0.13%      0.13%      0.19%       0.13%        0.19%

BORROWINGS:
Federal Home Loan
 Bank Advances        $1,167,000 $1,187,000 $1,599,000 $ 1,167,000  $ 1,599,000
Reverse repurchase
 agreements           $  155,273 $  160,621 $  211,040 $   155,273  $   211,040

DEPOSITS:
Retail deposits       $2,267,154 $2,242,481 $1,882,254 $ 2,267,154  $ 1,882,254
Wholesale deposits       260,720    286,989    499,550     260,720      499,550
                       ---------  ---------  ---------   ---------    ---------
                      $2,527,874 $2,529,470 $2,381,804 $ 2,527,874  $ 2,381,804
                       =========  =========  =========   =========    =========

Net increase
 (decrease)           $   (1,596)$    19,619$   14,123 $   (25,133) $   213,054

AVERAGE INTEREST
 RATES:
Yield on loans              6.21% *    6.01%      6.93%       6.20%        7.69%
Yield on investments        3.83%      4.20%      3.98%       3.66%        5.35%
Yield on earning
 assets                     6.13%      5.95%      6.78%       6.10%        7.59%
Cost of deposits            2.07%      2.16%      3.20%       2.45%        4.18%
Cost of borrowings          4.02%      4.40%      4.74%       4.45%        5.74%
Cost of money               2.75%      2.95%      3.87%       3.21%        4.89%
Earnings spread             3.38% *    3.00%      2.91%       2.89%        2.70%
Effective net spread        3.54%      3.16%      3.07%       3.06%        2.90%

 * Recoveries of interest income on charged-off and non-accrual loans and other adjustments to loan interest income added .32% to the yield on loans and .31% to the yield on earning assets for the month of November 30, 2002.

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)


REAL ESTATE LOAN PORTFOLIO
                                  Bank     Percent
                                  owned      of
                                 balance    Total
Property type:
  Single family                $ 1,639,684    45%
  Multi-family                   1,645,551    44%
  Commercial & industrial          412,991    11%
  Construction                       7,517     0%
  Land                                 212     0%
                                 ---------  -----
    Total real estate loans    $ 3,705,955   100%
                                 =========  =====
Single family:
  Without prepayment penalty   $ 1,338,235    79%
  With prepayment penalty          335,449    21%
                                 ---------  -----
    Total single family loans  $ 1,729,041   100%
                                 =========  =====
Age:
  0 to 10 years                $ 1,176,202    88%
  >10 years                        162,033    12%
                                 ---------  -----
    Total                      $ 1,338,235   100%
                                 =========  =====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance

 Current       Less                                 Greater             Percent
 interest      than       $252     $275      $500    than                 of
rate range     $252     - $275    -$500   -$1,000   $1,000    Total      total

<5.00%        $  12,097 $  1,805 $ 56,756 $ 53,302 $ 21,090  $ 145,050   12.3%
5.00%-5.25%      32,431    6,890   43,124   27,721    8,485    118,651   10.1%
5.25%-5.50%      68,197    9,076   58,879   38,314   20,377    194,843   16.6%
5.50%-5.75%      75,261    6,555   46,732   46,511   36,832    211,891   18.0%
5.75%-6.00%      33,875    4,717   35,870   22,181   24,174    120,817   10.3%
6.00%-6.25%      27,647    4,233   31,064   15,679    8,034     86,657    7.4%
6.25%-6.50%      10,185    1,605   21,332   11,699   13,068     57,889    4.9%
6.50%-6.75%      26,583    1,320   12,346   19,670    6,996     66,915    5.7%
6.75%-7.00%      10,507    1,300   18,617   20,759    9,464     60,647    5.2%
7.00%-7.25%       5,589    1,069   11,339   11,354   19,985     49,336    4.2%
7.25%-7.50%       3,346    1,057   11,159    5,324    9,059     29,945    2.5%
7.50%-7.75%       3,195      526    6,068      688    6,109     16,586    1.4%
7.75%-8.00%       2,432       --    5,776    1,752       --      9,960    0.8%
8.00%-9.00%       2,838      256    3,210      683       --      6,987    0.6%
>9.00%               28       --       --       --       --         28    0.0%
                -------  -------  -------  -------  -------  ---------  ------
Total         $ 314,211 $ 40,409 $362,272 $275,637 $183,673 $1,176,202  100.0%
                =======  =======  =======  =======  =======  =========  ======

                                   5